UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2007 (April 13, 2007)
GAYLORD ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 13, 2007, Gaylord National, LLC (“Gaylord National”), a wholly owned subsidiary of Gaylord Entertainment Company (the “Company”), entered into Amendments No. 11, 12 and 13 (the “Amendments”) to the Agreement (as amended, the “Agreement”) between Gaylord National and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National Resort & Convention Center. The Amendments provide for a guaranteed maximum price of $581,259,905 and set forth Phase 1 and Phase 2 substantial completion dates, certain shared savings terms and completion bonuses for various portions of the project. The Agreement and the Amendments are filed herewith as exhibits and are incorporated by reference herein. The descriptions of the material terms of the Agreement and the Amendments are qualified in their entirety by reference to such exhibits.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
10.1	Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National, including certain amendments thereto (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 5, 2006 and Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 31, 2006 (File No. 1-13079)).

10.2	GMP Amendment No. 11 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.

10.3	GMP Amendment No. 12 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.

10.4	GMP Amendment No. 13 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: April 18, 2007	By: Name:	/s/ Carter R. Todd Carter R. Todd
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National, including certain amendments thereto (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 5, 2006 and Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 31, 2006 (File No. 1-13079)).

10.2	GMP Amendment No. 11 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.

10.3	GMP Amendment No. 12 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.

10.4	GMP Amendment No. 13 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated April 13, 2007.